UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21712

CLOUGH GLOBAL EQUITY FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Nelson

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

December 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS 130.90%
Consumer Discretionary 35.05%
Asbury Automotive Group, Inc.(a)(b)(c)	68,718	$3,692,905
AutoNation, Inc.(a)(b)(c)	155,527	7,728,137
Beazer Homes USA, Inc.(a)(b)	100,330	2,450,059
Byd Co., Ltd. - Class H(a)	247,000	1,210,425
Charter Communications, Inc. - Class A(a)(b)(c)	35,100	4,800,276
Cia de Locacao das Americas(d)	262,571	779,060
Denso Corp.	23,500	1,238,486
Don Quijote Co., Ltd.	25,500	1,542,446
DR Horton, Inc.(b)	121,000	2,700,720
Fifth & Pacific Cos., Inc.(a)(b)	50,127	1,607,573
Fuji Heavy Industries, Ltd.	40,156	1,149,657
Geely Automobile Holdings, Ltd.	2,160,000	1,044,582
Group 1 Automotive, Inc.(b)(c)	55,374	3,932,661
Honda Motor Co., Ltd.	16,530	679,659
Imax Corp.(a)(b)(c)	139,495	4,112,313
Las Vegas Sands Corp.(b)	12,859	1,014,189
Lennar Corp. - Class A(b)	75,700	2,994,692
Liberty Global, Inc. - Class A(a)(b)	24,025	2,137,985
Liberty Global, Inc. - Series C(a)(b)	36,700	3,094,544
Liberty Interactive Corp. - Class A(a)(b)(c)	200,761	5,892,335
Liberty Media Corp. - Class A(a)(b)(c)	41,468	6,072,989
Liberty Ventures - Series A(a)(b)(c)	59,134	7,249,237
Lithia Motors, Inc. - Class A(b)(c)	67,227	4,666,898
Man Wah Holdings, Ltd.	1,120,272	1,753,879
Mazda Motor Corp.(a)	227,065	1,172,950
Orient-Express Hotels, Ltd. - Class A(a)(b)	101,637	1,535,735
Penske Automotive Group, Inc.(b)(c)	106,496	5,022,351
PulteGroup, Inc.(b)	98,600	2,008,482
Samsonite International S.A.	1,077,000	3,277,820
Service Corp. International(b)	109,100	1,977,983
Signet Jewelers, Ltd.	12,200	960,140
Sirius XM Holdings, Inc.(a)(b)	786,300	2,744,187
Time Warner Cable, Inc.(b)(c)	34,850	4,722,175
Toyota Motor Corp.	32,000	1,950,812
Under Armour, Inc. - Class A(a)(b)	24,500	2,138,850
Wyndham Worldwide Corp.(b)(c)	129,600	9,550,224

		110,607,416

Consumer Staples 3.14%
Brasil Pharma S.A.(a)(d)	279,686	801,389
China Huishan Dairy Holdings Co., Ltd.(a)	1,429,000	515,997

	Shares	Value
Consumer Staples (continued)
Hengan International Group Co., Ltd.	119,500	$1,411,630
Kirin Holdings Co., Ltd.	125,000	1,795,888
Suntory Beverage & Food Ltd.	17,500	557,521
Unicharm Corp.	10,800	615,326
Vinda International Holdings, Ltd.	1,685,222	2,803,524
Whole Foods Market, Inc.(b)	24,300	1,405,269

		9,906,544

Energy 13.31%

Asia Oil Leveraged Exploration & Production 1.05%
Gazprom OAO - ADR	188,865	1,614,796
OAO Lukoil - Sponsored ADR	27,381	1,709,943

		3,324,739

Natural Gas Leveraged Exploration & Production 0.39%
Range Resources Corp.(b)	14,600	1,230,926

Non-North American Producers 0.91%
InterOil Corp.(a)(b)	55,384	2,851,722

Oil Leveraged Exploration & Production 3.89%
Anadarko Petroleum Corp.(b)	16,338	1,295,930
Antero Resources Corp.(a)(b)	4,600	291,824
Apache Corp.(b)	13,800	1,185,972
Denbury Resources, Inc.(a)(b)	71,394	1,173,003
EOG Resources, Inc.(b)	4,000	671,360
Gulfport Energy Corp.(a)(b)	39,431	2,490,068
Occidental Petroleum Corp.(b)	21,300	2,025,630
Pacific Coast Oil Trust(b)(d)	95,800	1,214,744
Pioneer Natural Resources Co.(b)	5,700	1,049,199
Talisman Energy, Inc.(b)	76,100	886,565

		12,284,295

Oil Services & Drillers 1.14%
Dresser-Rand Group, Inc.(a)(b)	16,400	977,932
Halliburton Co.(b)	33,500	1,700,125
Weatherford International, Ltd.(a)(b)	59,929	928,300

		3,606,357

Refiners 5.65%
HollyFrontier Corp.(b)	81,214	4,035,524
Marathon Petroleum Corp.(b)	46,200	4,237,926
Phillips 66(b)	49,700	3,833,361
Tesoro Corp.	25,300	1,480,050
Valero Energy Corp.(b)	84,300	4,248,720

		17,835,581

	Shares	Value
Energy (continued)
Tankers 0.28%
Golar LNG, Ltd.(b)	24,139	$876,005

TOTAL ENERGY		42,009,625

Financials 26.88%
Capital Markets 4.80%
CITIC Securities Co., Ltd. - Class H	913,762	2,492,303
Daiwa Securities Group, Inc.	443,157	4,418,525
Haitong Securities Co., Ltd. - Class H(d)	1,222,291	2,127,971
Morgan Stanley(b)(c)	158,196	4,961,027
Nomura Holdings, Inc.	149,100	1,145,398

		15,145,224

Commercial Banks 4.00%
Grupo Financiero Banorte SAB de CV - Class O	175,725	1,229,597
Mitsubishi UFJ Financial Group, Inc.	284,900	1,877,510
Mizuho Financial Group, Inc.	861,100	1,864,313
Sberbank of Russia - ADR	69,586	875,392
Sumitomo Mitsui Financial Group, Inc.	39,700	2,043,244
Sumitomo Mitsui Trust Holdings, Inc.	461,000	2,425,164
Wells Fargo & Co.	50,800	2,306,320

		12,621,540

Diversified Financials 7.23%
Atlas Mara Co.-Nvest, Ltd.(a)(d)	195,720	2,363,319
Bank of America Corp.(b)	340,705	5,304,777
Citigroup, Inc.(b)(c)	232,534	12,117,347
ING Groep NV(a)	108,269	1,504,357
JPMorgan Chase & Co.(b)	26,000	1,520,480

		22,810,280

Insurance 3.13%
American International Group, Inc.	38,617	1,971,398
Genworth Financial, Inc. - Class A(a)(b)(c)	255,358	3,965,710
Hartford Financial Services Group, Inc.(b)	85,628	3,102,302
National General Holdings Corp.(d)(e)	65,000	828,750

		9,868,160

Real Estate Investment Trusts 4.16%
American Homes 4 Rent - Class A(a)(d)(e)	181,300	2,937,060
American Residential Properties, Inc.(a)(b)(d)	56,000	960,960

	Shares	Value
Financials (continued)
Ares Commercial Real Estate Corp.(b)	51,400	$673,340
Digital Realty Trust, Inc.(b)	39,445	1,937,538
PennyMac Mortgage Investment Trust(b)	68,000	1,561,280
Redwood Trust, Inc.(b)	66,500	1,288,105
Select Income REIT(d)	29,700	794,178
Stonegate Mortgage Corp.(a)(d)(e)	111,111	1,836,665
Two Harbors Investment Corp.	123,500	1,146,080

		13,135,206

Real Estate Management & Development 0.99%
Altisource Residential Corp.(b)	77,100	2,321,481
BHG S.A. - Brazil Hospitality Group(a)	138,714	811,382

		3,132,863

Thrifts & Mortgage Finance 2.57%
Home Loan Servicing Solutions Ltd.(b)	75,655	1,737,796
Nationstar Mortgage Holdings, Inc.(a)(b)(c)	32,620	1,205,635
Ocwen Financial Corp.(a)(b)	60,200	3,338,090
Oritani Financial Corp.(b)	114,300	1,834,515

		8,116,036

TOTAL FINANCIALS		84,829,309

Health Care 20.08%
Aetna, Inc.(b)(c)	42,913	2,943,403
Akorn, Inc.(a)(b)(c)	133,600	3,290,568
Alkermes PLC(a)(b)	34,500	1,402,770
Allergan, Inc.(b)(c)	33,900	3,765,612
Amarin Corp. PLC - ADR(a)	91,592	180,436
Astellas Pharma, Inc.	37,900	2,242,114
Biogen Idec, Inc.(a)(b)	7,600	2,126,100
Catamaran Corp.(a)(b)(c)	82,200	3,902,856
Celgene Corp.(a)(b)(c)	19,965	3,373,286
Centene Corp.(a)	19,600	1,155,420
Community Health Systems, Inc.(a)(b)	32,811	1,288,488
Forest Laboratories, Inc.(a)(b)(c)	64,412	3,866,652
Gilead Sciences, Inc.(a)(b)	43,083	3,237,688
HCA Holdings, Inc.(a)(b)	60,615	2,891,942
Healthways, Inc.(a)(b)	153,552	2,357,023
Ironwood Pharmaceuticals, Inc.(a)(b)	91,000	1,056,510
Jazz Pharmaceuticals PLC(a)	10,431	1,320,147
LifePoint Hospitals, Inc.(a)(b)	34,585	1,827,471
McKesson Corp.(b)	5,670	915,138
Perrigo Co. Plc(b)	18,000	2,762,280
Pfizer, Inc.(b)(c)	183,100	5,608,353
Salix Pharmaceuticals, Ltd.(a)(b)	12,700	1,142,238

	Shares	Value
Health Care (continued)
Sanofi - ADR(b)	28,498	$1,528,348
Sinopharm Group Co., Ltd. - Class H	672,400	1,929,368
Team Health Holdings, Inc.(a)(b)	27,762	1,264,559
Towa Pharmaceutical Co., Ltd.	23,300	976,826
UnitedHealth Group, Inc.(b)	15,600	1,174,680
Veracyte, Inc.(a)(b)	40,906	593,137
WellPoint, Inc.(b)	35,300	3,261,367

		63,384,780

Industrials 15.21%
Allison Transmission Holdings, Inc.(b)(c)(d)	230,363	6,360,323
Brenntag AG	15,402	2,855,165
Colfax Corp.(a)(b)	22,428	1,428,439
Delta Air Lines, Inc.	167,500	4,601,225
Empresas ICA SAB de CV(a)	400,359	826,383
Empresas ICA SAB de CV - ADR(a)(b)(c)	26,448	223,486
FANUC Corp.	6,900	1,261,276
FleetCor Technologies, Inc.(a)(b)	11,500	1,347,455
FLIR Systems, Inc.(b)	160,800	4,840,080
IHI Corp.	270,044	1,164,182
Japan Airlines Co., Ltd.	28,700	1,414,424
Mitsubishi Heavy Industries, Ltd.	302,000	1,866,888
Scorpio Bulkers, Inc.(a)	51,400	516,570
SMC Corp.	2,915	733,525
Sumitomo Corp.	71,215	893,315
TransDigm Group, Inc.(b)	20,506	3,301,876
United Continental Holdings, Inc.(a)	111,300	4,210,479
Verisk Analytics, Inc. - Class A(a)(b)	22,200	1,458,984
ViaSat, Inc.(a)(b)(c)	87,542	5,484,506
WABCO Holdings, Inc.(a)(b)	24,846	2,320,865
Wesco Aircraft Holdings, Inc.(a)	41,500	909,680

		48,019,126

Information Technology 14.13%
Cisco Systems, Inc.(b)	127,400	2,860,130
Citrix Systems, Inc.(a)(b)	39,600	2,504,700
eBay, Inc.(a)(b)	49,131	2,696,801
EMC Corp.(b)	61,400	1,544,210
Endurance International Group Holdings, Inc.(a)(b)	182,800	2,592,104
Google, Inc. - Class A(a)	6,621	7,420,221
Hoya Corp.	22,200	615,976
Investment AB Kinnevik - Class B	83,448	3,865,009
Jive Software, Inc.(a)(b)	138,752	1,560,960
Keyence Corp.	2,550	1,089,640
Micron Technology, Inc.(a)(b)(c)	141,000	3,068,160
NXP Semiconductor NV(a)(b)	66,308	3,045,526
Omron Corp.	37,445	1,651,619

	Shares	Value
Information Technology (continued)
Samsung Electronics Co., Ltd.	915	$1,189,539
SanDisk Corp.(b)	44,885	3,166,188
Seagate Technology(b)	41,100	2,308,176
SK Hynix, Inc.(a)	46,365	1,616,745
Western Digital Corp.(b)	21,300	1,787,070

		44,582,774

Materials 2.83%
Berry Plastics Group, Inc.(a)(b)	120,334	2,862,746
Graphic Packaging Holding Co.(a)(b)	249,287	2,393,155
WR Grace & Co.(a)(b)	37,300	3,687,851

		8,943,752

Telecommunication Services 0.27%
Nippon Telegraph & Telephone Corp.	15,800	849,188

TOTAL COMMON STOCKS (Cost $355,862,751)		413,132,514

EXCHANGE TRADED FUNDS 1.71%
SPDR® Gold Shares(a)(b)	46,320	5,380,994

TOTAL EXCHANGE TRADED FUNDS (Cost $5,980,859)		5,380,994

WARRANTS 0.04%
Atlas Mara Co.-Nvest, Ltd., Strike price $11.50, Expires 12/17/2017(a)	195,720	125,261

TOTAL WARRANTS (Cost $1,957)		125,261

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 6.37%
Ball Corp. 11/15/2023, 4.000% (b)	$720,000	648,000
Bank of America Corp. Series U, 12/01/2049, 5.200%(b)(f)	2,050,000	1,814,250
The Bank of New York Mellon Corp. Series D, 12/20/2049, 4.500%(b)(f)	1,930,000	1,756,300
Citigroup, Inc. 07/30/2049, 5.950% (b)(f)	2,175,000	2,015,355
Crown Americas LLC / Crown Americas Capital Corp. IV Series WI, 01/15/2023, 4.500%(b)	1,700,000	1,598,000

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Eaton Vance Corp. 06/15/2023, 3.625% (b)	$785,000	$752,370
General Electric Capital Corp. Series C, 06/15/2049, 5.250%(b)(f)	1,680,000	1,583,400
General Motors Co. 10/02/2023, 4.875% (b)(d)	2,400,000	2,442,000
ING US, Inc. 05/15/2053, 5.650% (b)(f)	240,000	233,460
JPMorgan Chase & Co. Series Q, 11/01/2049, 5.150%(b)(f)	2,415,000	2,179,537
Lamar Media Corp. 05/01/2023, 5.000% (b)	1,210,000	1,155,550
Lear Corp. 01/15/2023, 4.750% (b)(d)	240,000	226,200
PNC Financial Services Group, Inc., Series R, 05/29/2049, 4.850%(b)(f)	2,450,000	2,200,100
Zions Bancorporation 12/15/2049, 5.800% (b)(f)	1,645,000	1,501,063

TOTAL CORPORATE BONDS (Cost $20,188,141)		20,105,585

GOVERNMENT & AGENCY OBLIGATIONS 4.88%
U.S. Treasury Bonds
05/15/2021, 3.125% (b)	5,100,000	5,310,375
11/15/2023, 2.750% (b)	5,600,000	5,469,190
08/15/2041, 3.750% (b)	4,750,000	4,613,437

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $15,746,875)		15,393,002

	Number of Contracts	Value
PURCHASED OPTIONS
PUT OPTIONS PURCHASED 0.27%
S&P 500® Index, Expires February, 2014, Exercise Price $1,800.00	500	860,000

TOTAL PURCHASED OPTIONS (Cost $1,426,018)		860,000

	Shares	Value
SHORT-TERM INVESTMENTS 0.52%
Money Market Fund
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio (0.045% 7-day yield)	1,646,956	1,646,956

TOTAL SHORT-TERM INVESTMENTS (Cost $1,646,956)		1,646,956

		Value
Total Investments - 144.69% (Cost $400,853,557)		$456,644,312
Liabilities in Excess of Other Assets - (44.69%)(g)		(141,042,350)

NET ASSETS - 100.00%		$315,601,962

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value
CALL OPTIONS WRITTEN
Pfizer, Inc., Expires March, 2014, Exercise Price $30.00	900	$(105,300)

TOTAL CALL OPTIONS WRITTEN (Premiums received $62,238)		(105,300)

PUT OPTIONS WRITTEN
S&P 500® Index, Expires February, 2014, Exercise Price $1,720.00	500	(337,500)

TOTAL PUT OPTIONS WRITTEN (Premiums received $572,317)		(337,500)

TOTAL WRITTEN OPTIONS (Premiums received $634,555)		$(442,800)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (14.98%)
Energy (0.51%)
Non-North American Producers (0.51%)
Petroleo Brasileiro S.A. - ADR	(117,484)	$(1,618,929)

TOTAL ENERGY		(1,618,929)

Financials (2.48%)
Capital Markets (0.82%)
Deutsche Bank AG	(42,847)	(2,066,939)
Mediobanca SpA	(59,134)	(517,392)

		(2,584,331)

Commercial Banks (1.66%)
Banco Bilbao Vizcaya Argentaria S.A. - ADR	(12,906)	(159,905)
Banco Santander S.A.	(102,347)	(916,040)
Banco Santander S.A. - ADR	(17,129)	(155,360)
Credit Agricole S.A.	(58,023)	(742,749)
Lloyds Banking Group PLC	(988,188)	(1,290,791)
Societe Generale S.A.	(30,171)	(1,752,400)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
Financials (continued)
UniCredit SpA	(31,490)	$(233,067)

		(5,250,312)

TOTAL FINANCIALS		(7,834,643)

Health Care (2.94%)
Intuitive Surgical, Inc.	(4,561)	(1,751,789)
Merck & Co., Inc.	(57,300)	(2,867,865)
Owens & Minor, Inc.	(31,100)	(1,137,016)
St. Jude Medical, Inc.	(19,600)	(1,214,220)
Vertex Pharmaceuticals, Inc.	(15,766)	(1,171,414)
Waters Corp.	(11,300)	(1,130,000)

		(9,272,304)

Industrials (3.35%)
Atlas Copco AB - A Shares	(92,311)	(2,558,992)
Bombardier, Inc. - Class B	(451,462)	(1,959,275)
Caterpillar, Inc.	(40,000)	(3,632,400)
Sandvik AB	(170,736)	(2,407,667)

		(10,558,334)

Information Technology (4.34%)
Arrow Electronics, Inc.	(6,400)	(347,200)
ASML Holding NV	(24,800)	(2,323,760)
Avago Technologies, Ltd.	(34,800)	(1,840,572)
F5 Networks, Inc.	(27,889)	(2,533,994)
Freescale Semiconductor, Ltd.	(73,300)	(1,176,465)
Hewlett-Packard Co.	(87,664)	(2,452,839)
Infosys Technologies, Ltd. - Sponsored ADR	(2,036)	(115,238)
International Business Machines Corp.	(9,200)	(1,725,644)
Xilinx, Inc.	(25,800)	(1,184,736)

		(13,700,448)

Materials (1.36%)
BHP Billiton, Ltd.	(46,121)	(1,564,478)
Cliffs Natural Resources, Inc.	(103,857)	(2,722,092)

		(4,286,570)

TOTAL COMMON STOCKS (Proceeds $43,517,916)		(47,271,228)

EXCHANGE TRADED FUNDS (20.95%)
Health Care Select Sector SPDR® Fund	(115,800)	(6,419,952)
iShares® FTSE China 25 Index Fund	(74,001)	(2,837,938)
iShares® MSCI Emerging Markets Index Fund	(150,600)	(6,290,562)
iShares® Nasdaq Biotechnology ETF	(14,433)	(3,277,157)
iShares® Russell 2000® Index Fund	(279,400)	(32,217,614)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value

EXCHANGE TRADED FUNDS (continued)
SPDR® S&P 500® ETF Trust	(81,750)	$(15,096,773)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $58,580,953)		(66,139,996)

TOTAL SECURITIES SOLD SHORT (Proceeds $102,098,869)		$(113,411,224)

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings as of December 31, 2013. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of December 31, 2013.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, these securities had a total value of $23,672,619 or 7.50% of net assets.

(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of December 31, 2013, these securities had a total value of $5,602,475 or 1.78% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of December 31, 2013.
(g)	Includes cash which is being held as collateral for total return swap contracts.

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)
AB - Aktiebolag is the Swedish equivalent of the term corporation
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
Bps - Basis Points
ETF - Exchange Traded Fund
LLC - Limited Liability Corporation
Ltd. - Limited
MSCI - Morgan Stanley Capital International
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)
OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)
PLC - Public Limited Liability
REIT - Real Estate Investment Trust
S.A. - Generally designates corporations in various countries, mostly those employing the civil law
SpA - Societa` Per Azioni is an Italian shared company
SAB de CV - Sociedad Anonima de Capital Variable (Spanish Variable Capital Company)
S&P - Standard & Poor’s
SPDR - Standard & Poor’s Depositary Receipt

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Depreciation

Morgan Stanley	Bharti Infratel, Ltd.	$ 2,468,093	30 Bps + 1D FEDEF	1D FEDEF	12/30/2014	$ (802,205)

		$ 2,468,093				$ (802,205)

INCOME TAX INFORMATION

Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

As of December 31, 2013
Gross appreciation (excess of value over tax cost)	$63,476,426
Gross depreciation (excess of tax cost over value)	(9,446,069)
Net unrealized appreciation	$54,030,357

Cost of investments for income tax purposes	$402,613,955

See Notes to Quarterly Statement of Investments.

CLOUGH GLOBAL EQUITY FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Equity Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013:

Investments in Securities at Value*	Level 1	Level 2	Level3		Total

Assets
Common Stocks
Consumer Discretionary	$110,607,416	$–	$	–	$110,607,416
Consumer Staples	9,906,544	–		–	9,906,544
Energy	42,009,625	–		–	42,009,625
Financials	79,226,834	5,602,475		–	84,829,309
Health Care	63,384,780	–		–	63,384,780
Industrials	48,019,126	–		–	48,019,126
Information Technology	44,582,774	–		–	44,582,774
Materials	8,943,752	–		–	8,943,752
Telecommunication Services	849,188	–		–	849,188
Exchange Traded Funds	5,380,994	–		–	5,380,994
Warrants	125,261	–		–	125,261
Corporate Bonds	–	20,105,585		–	20,105,585
Government & Agency Obligations	15,393,002	–		–	15,393,002
Purchased Options	860,000	–		–	860,000
Short-Term Investments	1,646,956	–		–	1,646,956

TOTAL	$430,936,252	$25,708,060	$	–	$456,644,312

Other Financial Instruments

Liabilities
Written Options	$(442,800)	$–	$	–	$(442,800)
Securities Sold Short
Common Stocks	$(47,271,228)	$–	$	–	$(47,271,228)
Exchange Traded Funds	(66,139,996)	–		–	(66,139,996)
Total Return Swap Contracts**	$–	$(802,205)	$	–	$(802,205)

TOTAL	$(113,854,024)	$(802,205)	$	–	$(114,656,229)

*	For detailed industry descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “advisor”) believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the period ended December 31, 2013, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the nine months ended December 31, 2013 was as follows:

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2013	–	$–	–	$–
Positions opened	4,051	436,514	2,000	2,624,264
Exercised	(50)	(5,953)	–	–
Expired	–	–	–	–
Closed	(3,101)	(368,323)	(1,500)	(2,051,947)
Split	–	–	–	–

Outstanding, December 31, 2013	900	$62,238	500	$572,317

Market Value, December 31, 2013		$105,300		$337,500

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the nine month period ended December 31, 2013, the Fund invested in swap agreements consistent with the Fund’s investment strategies to gain exposure to certain markets or indices.

Warrants: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 26, 2014

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	February 26, 2014